Exhibit 4.2

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: June 23, 2021 09:46 AM Pacific Time

Incorporation Number: **C1117210**

Recognition Date and Time: Continued into British Columbia on May 2, 2017 09:30 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

ZYMEWORKS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Zoth, Lota

Mailing Address:
SUITE 540 - 1385 WEST 8TH AVENUE
VANCOUVER BC V6H 3V9
CANADA

Delivery Address:
SUITE 540 - 1385 WEST 8TH AVENUE
VANCOUVER BC V6H 3V9
CANADA

Last Name, First Name, Middle Name:
Renton, Hollings C,

Mailing Address:
SUITE 540 - 1385 WEST 8TH AVENUE
VANCOUVER BC V6H 3V9
CANADA

Delivery Address:
SUITE 540 - 1385 WEST 8TH AVENUE
VANCOUVER BC V6H 3V9
CANADA

Last Name, First Name, Middle Name:
Hillan, Kenneth J.

Mailing Address:
SUITE 540 - 1385 WEST 8TH AVENUE
VANCOUVER BC V6H 3V9
CANADA

Delivery Address:
SUITE 540 - 1385 WEST 8TH AVENUE
VANCOUVER BC V6H 3V9
CANADA

Last Name, First Name, Middle Name:
Sacks, Natalie

Mailing Address:
SUITE 540 - 1385 WEST 8TH AVENUE
VANCOUVER BC V6H 3V9
CANADA

Delivery Address:
SUITE 540 - 1385 WEST 8TH AVENUE
VANCOUVER BC V6H 3V9
CANADA

Last Name, First Name, Middle Name:
Neu, Kelvin

Mailing Address:
SUITE 540 - 1385 WEST 8TH AVENUE
VANCOUVER BC V6H 3V9
CANADA

Delivery Address:
SUITE 540 - 1385 WEST 8TH AVENUE
VANCOUVER BC V6H 3V9
CANADA

Last Name, First Name, Middle Name:
Tehrani, Ali

Mailing Address:
SUITE 540 - 1385 WEST 8TH AVENUE
VANCOUVER BC V6H 3V9
CANADA

Delivery Address:
SUITE 540 - 1385 WEST 8TH AVENUE
VANCOUVER BC V6H 3V9
CANADA

Last Name, First Name, Middle Name: Cox, Troy Mailing Address: Delivery Address: SUITE 540—1385 WEST 8TH AVENUE SUITE 540—1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 VANCOUVER BC V6H 3V9 CANADA CANADA Last Name, First Name, Middle Name: Mahony, Susan Mailing Address: Delivery Address: SUITE 540—1385 WEST 8TH AVENUE SUITE 540—1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 VANCOUVER BC V6H 3V9 CANADA CANADA AUTHORIZED SHARE STRUCTURE 1. No Maximum Common Shares Without Par Value With Special Rights or Restrictions attached 2. No Maximum Preferred Shares Without Par Value With Special Rights or Restrictions attached

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